Net loss per share and dividends per share	12 Months Ended
Dec. 31, 2020
Net loss per share and dividends per share
Net loss per share and dividends per share

12.   Net loss per share and dividends per share

Basic and diluted net loss per share is calculated by dividing the net loss available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net earnings / (loss) available to common shareholders and the weighted average number of common shares used for calculating basic earnings / (loss) per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the years ended December 31
Numerator:	2020	2019	2018
Net loss	$(6,046,195)	(22,861,257)	(42,939,001)
Denominator:
Weighted average number of shares outstanding	33,241,936	33,097,831	32,837,866
Net loss per share, basic and diluted	$(0.18)	(0.69)	(1.31)

For the year ended December 31, 2020, SARs granting the right to acquire 3,094,003 shares (2019: 2,544,983, 2018: 1,984,983) and 319,144 RSUs were outstanding (2019: 322,106, 2018: Nil). The SARs and RSUs have been excluded from the computation of diluted loss per share as they are anti-dilutive as a result of the net loss for all periods.

The Company declared a cash dividend of $0.05 per share for the quarter ended December 31, 2019. The cash dividend of $1.7 million was paid on February 28, 2020 to all shareholders of record on February 21, 2020. The Company did not make any payments of dividends for any other quarter in the year ended December 31, 2019. The Company did not make any payment of dividends for the years ended December 31, 2020 or 2018.